Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2014

Boston Properties, Inc.

Third Quarter 2014

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 601 Lexington Avenue; right corner, 599 Lexington Avenue, New York, NY)

Boston Properties, Inc.

Third Quarter 2014

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 32 individuals averages 30 years of real estate experience and nineteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for its premier properties or pare from the portfolio properties that have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2014)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	172
Total Square Feet (includes unconsolidated joint ventures and structured parking)	62.1 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units)	171.1 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.25%
Total Adjusted Market Capitalization (1)	$29.9 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Third Quarter 2014

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman
Executive Chairman

Owen D. Thomas
Chief Executive Officer and
Director

Douglas T. Linde
President and Director

Carol B. Einiger
Director

Dr. Jacob A. Frenkel
Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein
Director

Matthew J. Lustig
Director

Alan J. Patricof
Director, Chair of Audit
Committee

Ivan G. Seidenberg
Lead Independent Director

Martin Turchin
Director

David A. Twardock
Director, Chair of Compensation Committee

Raymond A. Ritchey
Executive Vice President,
National Director
of Acquisitions & Development

Michael E. LaBelle
Senior Vice President, Chief
Financial Officer

Peter D. Johnston
Senior Vice President and
Regional
Manager of Washington, DC

Bryan J. Koop
Senior Vice President and
Regional
Manager of Boston

Robert E. Pester
Senior Vice President and
Regional
Manager of San Francisco

John F. Powers
Senior Vice President and
Regional

Manager of New York

Frank D. Burt
Senior Vice President, General
Counsel

Michael R. Walsh
Senior Vice President, Finance

Lori W. Silverstein
Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor

Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
High Closing Price	$123.41	$121.95	$114.53	$109.64	$111.35
Low Closing Price	$113.66	$114.45	$100.39	$98.46	$98.27
Average Closing Price	$119.60	$118.07	$109.07	$103.44	$105.81
Closing Price, at the end of the quarter	$115.76	$118.18	$114.53	$100.37	$106.90
Dividends per share	$0.65	$0.65	$0.65	$0.65	$0.65
Special dividends per share	—	—	—	$2.25	—

Total dividends	$0.65	$0.65	$0.65	$2.90	$0.65

Closing dividend yield - annualized (1)	2.25%	2.20%	2.27%	2.59%	2.43%
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,062	171,063	171,029	170,896	170,897
Closing market value of outstanding shares and units (thousands)	$20,004,159	$20,434,232	$19,805,957	$17,370,837	$18,486,904

(1)	Excludes the special dividend of $2.25 per share paid on January 29, 2014 to shareholders of record as of the close of business on December 31, 2013.
(2)	For additional detail, see page 12.

Timing
Quarterly results for the next three quarters will be announced according to the following schedule:

Fourth Quarter, 2014	Tentatively January 27, 2015
First Quarter, 2015	Tentatively April 28, 2015
Second Quarter, 2015	Tentatively July 28, 2015

Boston Properties, Inc.

Third Quarter 2014

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Lucy Moore	Omotayo Okusanya / Charles Croson	Scott Frost	Stephen Boyd
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
646.747.5456	212.336.7076 / 917.421.1943	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Anthony Paolone	Thomas Cook	Chris Wimmer
Bank of America Merrill Lynch	J.P. Morgan Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.622.6682	212.723.1112	212.553.2947

Ross Smotrich	Jordan Sadler / Austin Wurschmidt	John Giordano	Lisa Sarajian
Barclays Capital	KeyBanc Capital Markets	Credit Suisse Securities	Standard & Poor’s
212.526.2306	917.368.2280 / 917.368.2311	212.538.4935	212.438.2597

David Toti / Evan Smith	Vance Edelson	Ron Perotta
Cantor Fitzgerald	Morgan Stanley	Goldman Sachs
212.829.5224 / 215.915.1220	212.761.4000	212.702.7885

Thomas Lesnick	Rich Moore / Mike Carroll	Mark Streeter
Capital One Securities	RBC Capital Markets	J.P. Morgan Securities
504.528.9174	440.715.2646 / 440.715.2649	212.834.5086

Michael Bilerman / Emmanuel Korchman	David Rodgers / Matthew Spencer	Thierry Perrein / Jason Jones
Citigroup Global Markets	RW Baird	Wells Fargo
212.816.1383 / 212.816.1382	216.737.7341 / 414.298.5053	704.715.8455 / 704.715.7932

James Sullivan / Tom Catherwood	Alexander Goldfarb / Andrew Schaffer
Cowen and Company	Sandler O’Neill & Partners
646.562.1380 / 646.562.1382	212.466.7937 / 212.466.8062

Vincent Chao / Venkat Kommineni	John Guinee / Erin Aslakson
Deutsche Bank Securities	Stifel, Nicolaus & Company
212.250.6799 / 212.250.6090	443.224.1307 / 443.224.1350

Brad Burke	Michael Lewis
Goldman Sachs	SunTrust Robinson Humphrey
917.343.2082	212.319.5659

Michael Knott / Jed Reagan	Ross Nussbaum / Nick Yulico
Green Street Advisors	UBS Securities
949.640.8780	212.713.2484 / 212.713.3402

Steve Sakwa / Gabe Hilmoe	Brendan Maiorana
ISI Group	Wells Fargo Securities
212.446.9462 / 212.446.9459	804.649.2311

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2014

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Selected Items:

Revenue	$618,803	$589,794	$574,694	$576,199	$571,481
Straight-line rent (1)	$18,281	$10,672	$8,140	$15,936	$14,837
Fair value lease revenue (1) (2)	$9,207	$7,425	$7,501	$7,202	$7,073
Revenue from residential properties	$7,018	$6,298	$5,682	$5,606	$5,493
Company share of funds from operations from unconsolidated joint ventures	$9,518	$7,820	$7,400	$7,467	$7,951
Lease termination fees (1) (3)	$9,878	$1,027	$1,119	$664	$1,380
Ground rent expense (4)	$4,986	$4,984	$4,986	$5,004	$5,016
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$—	$—	$2,438	$4,971	$4,888
Fair value interest adjustment (1)	$7,694	$7,630	$7,583	$7,512	$7,491
Capitalized interest	$12,223	$14,877	$17,709	$17,900	$17,398
Capitalized wages	$3,403	$4,103	$3,547	$4,113	$3,147
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	66.2%	66.5%	65.1%	66.3%	66.2%
Gains (losses) from early extinguishments of debt	$—	$—	$—	$—	$(30)
Net income attributable to Boston Properties, Inc. common shareholders	$127,724	$76,527	$54,034	$88,719	$152,677
Funds from operations (FFO) attributable to Boston Properties, Inc.	$223,403	$207,010	$183,844	$197,605	$197,859
FFO per share - diluted	$1.46	$1.35	$1.20	$1.29	$1.29
Net income attributable to Boston Properties, Inc. per share - basic	$0.83	$0.50	$0.35	$0.58	$1.00
Net income attributable to Boston Properties, Inc. per share - diluted	$0.83	$0.50	$0.35	$0.58	$1.00
Dividends per common share (6)	$0.65	$0.65	$0.65	$2.90	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$169,492	$182,940	$166,782	$159,466	$152,714

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.13	3.12	2.96	2.93	2.87
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	2.83	2.76	2.56	2.55	2.51
FFO Payout Ratio (9)	44.52%	48.15%	54.17%	50.39%	50.39%
FAD Payout Ratio (10)	65.65%	60.66%	66.36%	69.35%	72.23%

Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$86,609	$92,598	$98,555	$104,618	$110,993
Below-market rents (included within Other Liabilities)	$266,681	$284,726	$300,292	$315,953	$331,606
Accrued ground rent expense (included within Other Liabilities)	$54,448	$52,779	$51,071	$49,324	$47,539
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$81,372	$78,270	$77,304	$76,364	$74,459

	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Capitalization:
Common Stock Price @ Quarter End	$115.76	$118.18	$114.53	$100.37	$106.90
Equity Value @ Quarter End	$20,004,159	$20,434,232	$19,805,957	$17,370,837	$18,486,904
Total Consolidated Debt	$10,475,750	$10,558,609	$10,577,135	$11,341,508	$11,354,369
Total Consolidated Market Capitalization	$30,479,909	$30,992,841	$30,383,092	$28,712,345	$29,841,273
Total Consolidated Debt/Total Consolidated Market Capitalization (11)	34.37%	34.07%	34.81%	39.50%	38.05%
BXP’s Share of Unconsolidated Joint Venture Debt	$331,765	$328,711	$328,869	$329,188	$328,373
Less:
Partners’ Share of Consolidated Debt	$867,377	$872,839	$878,265	$883,655	$889,008
Total Adjusted Debt	$9,940,138	$10,014,481	$10,027,739	$10,787,041	$10,793,734
Total Adjusted Market Capitalization (12)	$29,944,297	$30,448,713	$29,833,696	$28,157,878	$29,280,638
Total Adjusted Debt/Total Adjusted Market Capitalization (12) (13)	33.20%	32.89%	33.61%	38.31%	36.86%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended September 30, 2014, includes an initial distribution received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. totaling approximately $7.7 million.
(4)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(5)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $18,172, $17,003, $15,996, $15,473 and $17,524 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(6)	For the three months ended December 31, 2013, dividends per share includes the $2.25 per common share special dividend paid on January 29, 2014.
(7)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(8)	For additional detail, see page 11.
(9)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. For the three months ended December 31, 2013, excludes the $2.25 per share special dividend paid on January 29, 2014 to shareholders of record as of the close of business on December 31, 2013.
(10)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2013, excludes the $2.25 per share special distribution paid on January 29, 2014 to shareholders of record as of the close of business on December 31, 2013. For additional information, see page 11.
(11)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 48.
(12)	For additional detail, see page 12.
(13)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 48.

Boston Properties, Inc.

Third Quarter 2014

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
ASSETS
Real estate	$18,362,993	$17,680,555	$17,258,665	$17,158,210	$17,105,492
Construction in progress (1)	715,609	1,309,781	1,564,821	1,523,179	1,502,017
Land held for future development	276,804	273,587	300,498	297,376	295,370
Less accumulated depreciation	(3,469,130)	(3,368,974)	(3,263,208)	(3,161,571)	(3,076,280)

Total real estate	15,886,276	15,894,949	15,860,776	15,817,194	15,826,599
Cash and cash equivalents	846,664	1,036,576	1,179,573	2,365,137	1,641,275
Cash held in escrows (2)	153,161	59,248	54,240	57,201	53,499
Marketable securities	18,834	18,927	18,026	16,641	15,377
Tenant and other receivables, net	43,210	51,348	37,812	59,464	55,393
Accrued rental income, net	689,885	673,587	661,730	651,603	641,041
Deferred charges, net	837,907	853,924	861,567	884,450	918,798
Prepaid expenses and other assets	219,074	133,035	178,488	184,477	238,688
Investments in unconsolidated joint ventures	180,149	176,939	127,356	126,084	129,038

Total assets	$18,875,160	$18,898,533	$18,979,568	$20,162,251	$19,519,708

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,328,464	$4,411,453	$4,430,110	$4,449,734	$4,468,069
Unsecured senior notes, net of discount	5,837,172	5,836,729	5,836,290	5,835,854	5,835,424
Unsecured exchangeable senior notes, net of discount	—	—	—	744,880	739,536
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	310,114	310,427	310,735	311,040	311,340
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	253,600	216,080	218,028	202,470	215,778
Dividends and distributions payable	112,708	112,420	114,799	497,242	112,470
Accrued interest payable	181,954	156,024	178,651	167,523	181,310
Other liabilities	517,428	539,716	556,772	578,969	567,464

Total liabilities	11,721,440	11,762,849	11,825,385	12,967,712	12,611,391

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	2,022	18,006	51,312	51,312	67,806

Redeemable interest in property partnership	104,105	103,778	100,327	99,609	98,649

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,099,786, 153,092,574, 153,017,311, 152,983,101 and 152,390,595 outstanding, respectively	1,531	1,531	1,530	1,530	1,524
Additional paid-in capital	5,684,649	5,679,578	5,668,230	5,662,453	5,250,174
Earnings (dividends) in excess of dividends (earnings)	(148,566)	(176,929)	(153,979)	(108,552)	246,206
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(9,866)	(10,429)	(10,989)	(11,556)	(12,122)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,725,026	5,691,029	5,702,070	5,741,153	5,683,060
Noncontrolling interests:
Common units of the Operating Partnership	606,002	601,775	575,381	576,333	577,173
Property partnerships	716,565	721,096	725,093	726,132	481,629

Total equity	7,047,593	7,013,900	7,002,544	7,043,618	6,741,862

Total liabilities and equity	$18,875,160	$18,898,533	$18,979,568	$20,162,251	$19,519,708

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At September 30, 2014, cash held in escrows includes approximately $90.2 million of proceeds from the sale of the Company’s Mountain View properties that is being held for possible investment in a like kind exchange in accordance with Section 1031 of the Internal Revenue Code.

Boston Properties, Inc.

Third Quarter 2014

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Revenue
Rental
Base Rent	$484,071	$463,239	$455,018	$453,538	$449,636
Recoveries from tenants	90,103	81,382	81,934	79,586	80,718
Parking and other	26,236	26,300	24,333	25,174	25,000

Total rental revenue	600,410	570,921	561,285	558,298	555,354
Hotel revenue	11,918	12,367	8,193	10,269	10,652
Development and management services	6,475	6,506	5,216	7,632	5,475

Total revenue	618,803	589,794	574,694	576,199	571,481

Expenses
Operating	114,116	110,239	114,455	108,147	108,668
Real estate taxes	101,063	92,407	91,933	90,441	90,620
Hotel operating	7,585	7,315	6,797	7,488	6,580
General and administrative (1)	22,589	23,271	29,905	20,656	24,841
Transaction costs	1,402	661	437	—	766
Depreciation and amortization	157,245	154,628	154,270	154,475	153,253

Total expenses	404,000	388,521	397,797	381,207	384,728

Operating income	214,803	201,273	176,897	194,992	186,753
Other income (expense)
Income from unconsolidated joint ventures (2)	4,419	2,834	2,816	2,834	14,736
Gains on consolidation of joint ventures (3)	—	—	—	—	(1,810)
Interest and other income	3,421	2,109	1,311	1,664	3,879
Gains (losses) from investments in securities (1)	(297)	662	286	1,039	956
Interest expense (4)	(113,308)	(110,977)	(113,554)	(121,134)	(122,173)
Gains (losses) from early extinguishments of debt	—	—	—	—	(30)

Income from continuing operations	109,038	95,901	67,756	79,395	82,311
Gains on sales of real estate (5)	41,937	—	—	—	—
Discontinued operations
Income from discontinued operations	—	—	—	536	1,677
Gains on sales of real estate from discontinued operations	—	—	—	26,381	86,448

Net income	150,975	95,901	67,756	106,312	170,436
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(5,566)	(7,553)	(4,354)	(2,271)	3,279
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(75)	(320)	(619)	(2,661)	(1,082)
Noncontrolling interest - common units of the Operating Partnership (6)	(14,963)	(8,883)	(6,160)	(7,302)	(8,339)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (6)	—	—	—	(2,713)	(8,970)

Net income attributable to Boston Properties, Inc.	130,371	79,145	56,623	91,365	155,324
Preferred dividends	(2,647)	(2,618)	(2,589)	(2,646)	(2,647)

Net income attributable to Boston Properties, Inc. common shareholders	$127,724	$76,527	$54,034	$88,719	$152,677

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.83	$0.50	$0.35	$0.58	$1.00

Net income attributable to Boston Properties, Inc. per share - diluted	$0.83	$0.50	$0.35	$0.58	$1.00

(1)	Gains (losses) from investments in securities includes $(297), $662, $286, $1,039 and $956 and general and administrative expense includes $297, $(662), $(306), $(1,055) and $(941) for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended September 30, 2013, includes the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million.
(4)	For the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, interest expense includes $7,102, $6,965, $6,940, $6,906 and $6,873, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(5)	See page 45 for additional information.
(6)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.34%, 10.16%, 9.90%, 9.89% and 9.94% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Third Quarter 2014

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Net income attributable to Boston Properties, Inc. common shareholders	$127,724	$76,527	$54,034	$88,719	$152,677
Add:
Preferred dividends	2,647	2,618	2,589	2,646	2,647
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	—	—	2,713	8,970
Noncontrolling interest - common units of the Operating Partnership	14,963	8,883	6,160	7,302	8,339
Noncontrolling interest - redeemable preferred units of the Operating Partnership	75	320	619	2,661	1,082
Noncontrolling interests in property partnerships	5,566	7,553	4,354	2,271	(3,279)
Less:
Gains on sales of real estate	41,937	—	—	—	—
Income from discontinued operations	—	—	—	536	1,677
Gains on sales of real estate from discontinued operations	—	—	—	26,381	86,448

Income from continuing operations	109,038	95,901	67,756	79,395	82,311
Add:
Real estate depreciation and amortization (1)	162,012	159,272	158,514	159,706	158,274
Income from discontinued operations	—	—	—	536	1,677
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	—	—	—	11,174
Gains on consolidation of joint ventures (3)	—	—	—	—	(1,810)
Noncontrolling interests in property partnerships’ share of funds from operations	19,150	21,825	19,023	16,994	9,462
Noncontrolling interest - redeemable preferred units of the Operating Partnership (4)	75	320	619	694	1,082
Preferred dividends	2,647	2,618	2,589	2,646	2,647

Funds from operations (FFO) attributable to the Operating Partnership	249,178	230,410	204,039	219,303	219,707
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	25,775	23,400	20,195	21,698	21,848

FFO attributable to Boston Properties, Inc. (5)	$223,403	$207,010	$183,844	$197,605	$197,859

FFO per share - basic	$1.46	$1.35	$1.20	$1.29	$1.30

Weighted average shares outstanding - basic	153,120	153,078	153,030	152,798	152,407

FFO per share - diluted	$1.46	$1.35	$1.20	$1.29	$1.29

Weighted average shares outstanding - diluted	153,273	153,623	154,043	153,900	153,999

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $157,245, $154,628, $154,270, $154,475 and $153,253, our share of unconsolidated joint venture real estate depreciation and amortization of $5,099, $4,986, $4,584, $4,633 and $4,389, and depreciation and amortization from discontinued operations of $0, $0, $0, $934 and $940, less corporate related depreciation of $332, $342, $340, $336 and $308 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(2)	For the three months ended September 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million.
(4)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(5)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013 was 89.66%, 89.84%, 90.10%, 90.11% and 90.06%, respectively.

Boston Properties, Inc.

Third Quarter 2014

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$249,178	170,785	$230,410	170,382	$204,039	169,841	$219,303	169,576	$219,707	169,236
Effect of Dilutive Securities
Convertible Preferred Units (1)	—	—	230	385	530	874	603	968	850	1,307
Stock based compensation	—	153	—	160	—	139	—	134	—	285

Diluted FFO	$249,178	170,938	$230,640	170,927	$204,569	170,854	$219,906	170,678	$220,557	170,828

Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations
	25,751	17,665	23,349	17,304	20,128	16,811	21,617	16,778	21,728	16,829

Company’s share of diluted FFO (2)	$223,427	153,273	$207,291	153,623	$184,441	154,043	$198,289	153,900	$198,829	153,999

FFO per share - basic	$1.46		$1.35		$1.20		$1.29		$1.30

FFO per share - diluted	$1.46		$1.35		$1.20		$1.29		$1.29

(1)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(2)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013 was 89.67%, 89.88%, 90.16%, 90.17% and 90.15%, respectively.

Boston Properties, Inc.

Third Quarter 2014

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Basic FFO (see page 9)	$249,178	$230,410	$204,039	$219,303	$219,707
2nd generation tenant improvements and leasing commissions	(47,649)	(22,690)	(25,336)	(28,132)	(46,722)
Straight-line rent (1)	(18,281)	(10,672)	(8,140)	(15,936)	(14,837)
Lease transaction costs which qualify as rent inducements (2)	1,516	1,605	2,849	4,904	2,429
Recurring capital expenditures	(12,691)	(9,654)	(7,694)	(19,913)	(11,839)
Fair value interest adjustment (1)	(7,694)	(7,630)	(7,583)	(7,512)	(7,491)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	—	—	2,438	4,971	4,888
Fair value lease revenue (1) (3)	(9,207)	(7,425)	(7,501)	(7,202)	(7,073)
Hotel improvements, equipment upgrades and replacements	(514)	(495)	(1,557)	(715)	(206)
Straight-line ground rent expense adjustment (4)	1,669	1,708	1,747	1,785	1,785
Non real estate depreciation	332	342	340	336	308
Stock-based compensation	5,809	6,519	10,380	6,154	6,537
Non-cash (gains) from early extinguishments of debt	—	—	—	—	—
Non-cash termination adjustment (including fair value lease amounts)	431	118	—	—	999
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	6,593	804	2,800	1,423	4,229

Funds available for distribution to common shareholders and common unitholders (FAD)	$169,492	$182,940	$166,782	$159,466	$152,714

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Income from continuing operations	$109,038	$95,901	$67,756	$79,395	$82,311
Interest expense	113,308	110,977	113,554	121,134	122,173
Depreciation and amortization expense	157,245	154,628	154,270	154,475	153,253
Depreciation and amortization expense from unconsolidated joint ventures	5,099	4,986	4,584	4,633	4,389
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	—	—	(11,174)
Gains on consolidation of joint ventures	—	—	—	—	1,810
Depreciation and amortization expense—discontinued operations	—	—	—	934	940
Income from discontinued operations	—	—	—	536	1,677
Non-cash (gains) from early extinguishments of debt	—	—	—	—	—
Non-cash termination adjustment (including fair value lease amounts)	431	118	—	—	999
Stock-based compensation	5,809	6,519	10,380	6,154	6,537
Straight-line ground rent expense adjustment (4)	1,669	1,708	1,747	1,785	1,785
Straight-line rent (1)	(18,281)	(10,672)	(8,140)	(15,936)	(14,837)
Lease transaction costs which qualify as rent inducements (2)	1,516	1,605	2,849	4,904	2,429
Fair value lease revenue (1) (3)	(9,207)	(7,425)	(7,501)	(7,202)	(7,073)

Subtotal	366,627	358,345	339,499	350,812	345,219

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	117,147	114,852	114,824	119,569	120,166

Interest Coverage Ratio	3.13	3.12	2.96	2.93	2.87

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	129,370	129,723	132,533	137,469	137,564
Interest Coverage Ratio	2.83	2.76	2.56	2.55	2.51

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs which qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 6.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $0, $0, $2,438, $4,971 and $4,888 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(6)	Excludes amortization of financing costs of $1,908, $1,913, $2,026, $2,259 and $2,779 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(7)	Excludes interest expense of $7,102, $6,965, $6,940, $6,906 and $6,873 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(8)	Excludes fair value interest adjustment of $12,849, $12,753, $12,674, $12,571 and $12,533 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.
(9)	Includes capitalized interest of $12,223, $14,877, $17,709, $17,900 and $17,398 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

Boston Properties, Inc.

Third Quarter 2014

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
September 30, 2014
Mortgage Notes Payable	$4,176,501
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000

Total Debt	10,332,501
Fair Value Adjustment on Mortgage Notes Payable	151,963
Fair Value Adjustment on Mezzanine Notes Payable	4,114
Discount on Unsecured Senior Notes	(12,828)

Total Consolidated Debt	$10,475,750

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)
Fitch	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$1,907	$2,724	$1,789	$1,224	$4,276	$490	$279	$99	$40	$12,828

Unsecured Senior Notes, net of discount	$698,093	$497,276	$998,211	$848,776	$845,724	$699,510	$699,721	$249,901	$299,960	$5,837,172

Equity

(in thousands)

	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 09/30/2014	Equivalents		Value (1)
Common Stock	153,100	153,100	(2)	$17,722,856
Common Operating Partnership Units	17,962	17,962	(3)	2,079,281
Series Four Preferred Operating Partnership Units	40	—		2,022	(4)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(5)

Total Equity		171,062		$20,004,159

Total Consolidated Debt				$10,475,750

Total Consolidated Market Capitalization				$30,479,909

BXP’s share of Unconsolidated Joint Venture Debt				$331,765
Less:
Partners’ Share of Consolidated Debt				$867,377
Total Adjusted Debt (6)				$9,940,138

Total Adjusted Market Capitalization (6)				$29,944,297

(1)	Values based on September 30, 2014 closing price of $115.76 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 5 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 6 below).
(2)	Includes 59,608 shares of restricted stock.
(3)	Includes 1,505,386 long-term incentive plan units, but excludes an aggregate of 1,193,119 Outperformance Plan Units and Multi-Year Long-Term Incentive Program Units.
(4)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588,100 Series Four Preferred Units to the contributors as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366,573 Series Four Preferred Units for cash totaling approximately $18.3 million. On August 29, 2013, the Company’s Operating Partnership redeemed 861,400 Series Four Preferred Units for cash totaling approximately $43.1 million. On July 3, 2014, the Company’s Operating Partnership redeemed 319,687 Series Four Preferred Units for cash totaling approximately $16.0 million.
(5)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of the Company’s 5.25% Series B Cumulative Redeemable Preferred Stock, issued at a price of $2,500.00 per share ($25.00 per depositary share). On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(6)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Third Quarter 2014

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of September 30, 2014

(in thousands)

	2014	2015	2016	2017	2018	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$5,730	$26,182	$608,879	$2,821,750	$18,633	$695,327	$4,176,501
Fair Value Adjustment	13,251	53,888	50,632	34,192	—	—	151,963

Mortgage Notes Payable	18,981	80,070	659,511	2,855,942	18,633	695,327	4,328,464

Mezzanine Notes Payable	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	318	1,314	1,389	1,093	—	—	4,114

	318	1,314	1,389	307,093	—	—	310,114

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Discount Amortization	(490)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(12,828)

Unsecured Senior Notes	(490)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,837,172

Total Fixed Debt	$18,809	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,475,750

Total Consolidated Debt	$18,809	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,475,750

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.66%	5.48%	5.31%	4.06%	3.89%	4.59%	4.46%

Total GAAP Weighted Average Rate	5.66%	5.48%	5.31%	4.06%	3.89%	4.59%	4.46%

Total Stated Weighted Average Rate	5.64%	5.40%	6.43%	5.76%	3.77%	4.51%	5.00%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

	Outstanding	Letters of	Remaining Capacity
Facility	at 09/30/2014	Credit	at 09/30/2014
$1,000,000	$—	$15,756	$984,244

Unsecured and Secured Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Unsecured Debt	44.28%	4.44%	4.52%	6.3 years
Secured Debt	55.72%	5.72%	4.38%	3.4 years

Total Consolidated Debt	100.00%	5.00%	4.46%	5.0 years

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	5.00%	4.46%	5.0 years

Total Consolidated Debt	100.00%	5.00%	4.46%	5.0 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition.

Boston Properties, Inc.

Third Quarter 2014

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2014

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
767 Fifth Avenue (The General Motors Building) (60% ownership)	$—	$—	$—	$1,300,000	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	—	750,000	—	—	750,000
601 Lexington Avenue	2,881	11,870	12,447	13,051	13,684	659,880	713,813
John Hancock Tower and Garage	—	—	—	640,500	—	—	640,500	(2)
Embarcadero Center Four	1,395	5,794	348,886	—	—	—	356,075
Fountain Square (50% ownership)	—	—	211,250	—	—	—	211,250	(2)
505 9th Street (50% ownership)	624	2,585	2,737	113,596	—	—	119,542
New Dominion Technology Park, Building One	—	2,481	2,672	2,878	3,100	29,843	40,974
Kingstowne Two and Retail	470	1,950	29,277	—	—	—	31,697	(2)
University Place	360	1,502	1,610	1,725	1,849	5,604	12,650

	5,730	26,182	608,879	2,821,750	18,633	695,327	4,176,501

Aggregate Fair Value Adjustments	13,251	53,888	50,632	34,192	—	—	151,963

	18,981	80,070	659,511	2,855,942	18,633	695,327	4,328,464

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The General Motors Building))(60% ownership)	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	318	1,314	1,389	1,093	—	—	4,114

	318	1,314	1,389	307,093	—	—	310,114

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Aggregate Discount Amortization	(490)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(12,828)

	(490)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,837,172

Unsecured Line of Credit	—	—	—	—	—	—	—

	$18,809	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,475,750

% of Total Consolidated Debt	0.18%	6.01%	6.30%	30.18%	8.27%	49.06%	100.00%
Balloon Payments	$—	$550,000	$583,782	$3,107,619	850,000	$5,083,554	$10,174,955
Scheduled Principal Amortization	$5,730	$26,182	$25,097	$20,131	$18,633	$61,773	$157,546

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated on the Aggregate Fair Value Adjustments line.

Boston Properties, Inc.

Third Quarter 2014

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2014 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		September 30, 2014
Total Assets:
Capitalized Property Value (1)		$22,311,069	$22,770,434
Cash and Cash Equivalents		846,664	846,664
Investments in Marketable Securities		18,834	18,834
Undeveloped Land, at Cost (including Joint Venture %)		321,759	321,759
Development in Process, at Cost (including Joint Venture %)		762,123	762,123

Total Assets		$24,260,449	$24,719,814

Unencumbered Assets		$15,651,510	$15,930,593

Secured Debt (Fixed and Variable)(2)		$4,176,501	$4,176,501
Mezzanine Notes Payable(3)		306,000	306,000
Joint Venture Debt		331,765	331,765
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		19,063	19,063
Unsecured Debt (4)		5,850,000	5,850,000

Total Outstanding Debt		$10,863,329	$10,863,329

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)		$109,038	$109,038
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(4,419)	(4,419)
Add: Interest Expense (per Consolidated Income Statement)		113,308	113,308
Add: Depreciation and Amortization (per Consolidated Income Statement)		157,245	157,245
Add: Losses from Investments in Securities (per Consolidated Income Statement)		297	297

EBITDA		375,469	375,469
Add: Company share of unconsolidated joint venture EBITDA		13,020	13,020

Consolidated EBITDA		$388,489	$388,489

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$113,308	$113,308
Add: Company share of unconsolidated joint venture interest expense		3,332	3,332
Less: Amortization of financing costs		(1,908)	(1,908)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$114,732	$114,732

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	44.8%	43.9%
Secured Debt/Total Assets	Less than 50%	19.8%	19.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.39	3.39
Unencumbered Assets/ Unsecured Debt	Greater than 150%	267.5%	272.3%

Unencumbered Consolidated EBITDA		$259,423	$259,423

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.97	3.97

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		66.8%	66.8%

# of unencumbered properties		142	142

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $151,963.
(3)	Excludes aggregate fair value adjustment of $4,114.
(4)	Excludes aggregate debt discount of $12,828.

Boston Properties, Inc.

Third Quarter 2014

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
Metropolitan Square (51%)	$303	$1,257	$1,332	$1,410	$1,493	$81,909	$87,704
540 Madison Avenue (60%)	—	—	—	—	72,000	—	72,000
Market Square North (50%)	253	1,043	1,094	1,148	1,205	59,356	64,099
901 New York Avenue (25%)	210	37,590	—	—	—	—	37,800
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	70	279	279	279	19,519	—	20,426	(1)
Annapolis Junction Building Six (50%)	6,956	—	—	—	—	—	6,956	(2)
Annapolis Junction Building Seven (50%)	—	—	7,020	—	—	—	7,020	(3)
Annapolis Junction Building Eight (50%)	—	—	—	4,260	—	—	4,260	(3)

	$7,792	$40,169	$9,725	$7,097	$94,217	$172,765	$331,765

GAAP Weighted Average Rate	2.33%	5.25%	3.11%	3.28%	1.98%	5.20%	4.12%

% of Total Debt	2.35%	12.11%	2.93%	2.14%	28.40%	52.07%	100.00%

Balloon Payments	$6,956	$37,590	$7,020	$4,260	$91,519	$169,918	$317,263
Scheduled Amortization	$836	$2,579	$2,705	$2,837	$2,698	$2,847	$14,502

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	33.36%	1.72%	1.92%	3.3 years
Fixed Rate Debt	66.64%	5.17%	5.22%	5.2 years

Total Debt	100.00%	4.02%	4.12%	4.6 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	On October 24, 2014, the Company extended the loan to November 17, 2015 at a variable rate equal to LIBOR plus 2.25% per annum.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2014

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2014

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	501 K Street	Other Joint Ventures (3)	Total Unconsolidated Joint Ventures
Net Equity (4)	$70,418	$(8,540)	$8,343	$(1,436)		$46,011	$24,484	$(1,467)	$41,912	$424	$180,149

Mortgage/Construction loans payable (4)	$72,000	$64,099	$87,704	$37,800		$—	$38,662	$31,500	$—	$—	$331,765

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%

Results of Operations (unaudited and in thousands)
for the three months ended September 30, 2014
	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	501 K Street	Other Joint Ventures (3)	Total Unconsolidated Joint Ventures
REVENUE
Rental (5)	$6,580	$5,862	$8,173	$9,076		$1,309	$3,894	$3,375	$58	$—	$38,327
Straight-line rent	207	110	10	(460)		—	(19)	358	—	—	206
Fair value lease revenue	(71)	—	—	—		—	—	—	—	—	(71)
Termination Income	81	—	3,415	—		—	—	—	—	—	3,496

Total revenue	6,797	5,972	11,598	8,616		1,309	3,875	3,733	58	—	41,958

EXPENSES
Operating	3,296	2,356	3,385	3,088		712	1,396	1,280	166	(163)	15,516

NET OPERATING INCOME	3,501	3,616	8,213	5,528		597	2,479	2,453	(108)	163	26,442
Interest	558	1,577	2,500	1,991		—	196	1,128	—	—	7,950
Depreciation and amortization	1,842	893	2,245	1,424		1,383	772	870	—	—	9,429

SUBTOTAL	2,400	2,470	4,745	3,415		1,383	968	1,998	—	—	17,379
Gain on sale of real estate	—	—	—	—		—	—	—	—	—	—

NET INCOME/(LOSS)	$1,101	$1,146	$3,468	$2,113		$(786)	$1,511	$455	$(108)	$163	$9,063

BXP’s share of net income/(loss)	$660	$573	$1,768	$556	(6)	$(261)	$755	$136	$(54)	$98	4,231
Basis differential (7)	186	(2)	19	(16)		(7)	(1)	9	—	—	188
Gain on investment	—	—	—	—		—	—	—	—	—	—

Subtotal	846	571	1,787	540	(6)	(268)	754	145	(54)	98	4,419
Gain upon consolidation in income statement	—	—	—	—		—	—	—	—	—	—

Income/(loss) from unconsolidated joint ventures	$846	$571	$1,787	$540	(6)	$(268)	$754	$145	$(54)	$98	$4,419
Gain on investment	—	—	—	—		—	—	—		—	—
BXP’s share of depreciation & amortization	974	453	1,172	1,378	(6)	468	391	263		—	5,099

BXP’s share of Funds from Operations (FFO)	$1,820	$1,024	$2,959	$1,918		$200	$1,145	$408	$(54)	$98	$9,518

BXP’s share of net operating income/(loss) (5)	$2,108	$1,808	$4,189	$2,696	(6)	$199	$1,240	$736	$(54)	$98	$13,020

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, two properties in development and two undeveloped land parcels.
(3)	Represents Two Grand Central Tower, which was sold on October 25, 2011.
(4)	Represents the Company’s share.
(5)	Includes management services income.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(7)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Third Quarter 2014

CONSOLIDATED JOINT VENTURES

Balance Sheets

(unaudited and in thousands)

as of September 30, 2014

							Total
BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
	767 Fifth Avenue	Times Square	Salesforce	Fountain		505 9th	Consolidated
	(The GM Building)	Tower	Tower	Square		Street	Joint Ventures
ASSETS
Real estate, net	$3,574,666	$468,247	$344,709	$371,355		$108,783	$4,867,760
Cash and cash held in escrows	62,346	30,769	14,934	20,398		3,808	132,255
Other assets	113,850	61,729	19	9,149		9,391	194,138

Total assets	$3,750,862	$560,745	$359,662	$400,902		$121,982	$5,194,153

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,431,693	$—	$—	$221,766		$119,542	$1,773,001
Mezzanine notes payable	310,114	—	—	—		—	310,114
Related party notes payable	180,000	—	—	—		—	180,000
Accrued interest on related party notes	81,372	—	—	—		—	81,372
Other liabilities	219,252	6,317	33,168	10,439		5,625	274,801

Total liabilities	2,222,431	6,317	33,168	232,205		125,167	2,619,288

Equity:
BXP	1,074,058 (1)	304,507	311,150	64,592		(23)	1,754,284
Redeemable interest in property partnership	—	—	—	104,105		—	104,105
Noncontrolling interests	454,373	249,921	15,344	—		(3,162)	716,476 (2)

Total equity	1,528,431	554,428	326,494	168,697		(3,185)	2,574,865

Total liabilities and equity	$3,750,862	$560,745	$359,662	$400,902		$121,982	$5,194,153

Income Statements
(unaudited and in thousands) for the three months ended September 30, 2014

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
	767 Fifth Avenue (The GM Building)	Times Square Tower	Salesforce Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures
REVENUE
Rental income	$65,914	$22,558	$—	$9,240		$5,744	$103,456
Straight-line rent	4,453	316	—	385		37	5,191
Fair value lease revenue	5,738	—	—	(43)		—	5,695
Parking and other	927	74	—	62		415	1,478

Total revenue	77,032	22,948	—	9,644		6,196	115,820

EXPENSES
Operating	26,084	4,235	—	3,363		2,277	35,959

NET OPERATING INCOME	50,948	18,713	—	6,281		3,919	79,861
Management services income	(340)	(117)	—	(2)		—	(459)
Interest and other income	(11)	—	—	(4)		—	(15)
Interest	24,156	—	—	3,146		1,763	29,065
Interest other - partner notes	7,102	—	—	—		—	7,102
Fair value interest expense	(10,860)	—	—	(1,623)		—	(12,483)
Depreciation and amortization	28,302	4,109	—	5,099		874	38,384
Other	—	—	—	—		—	—

SUBTOTAL	48,349	3,992	—	6,616		2,637	61,594

NET INCOME/(LOSS)	$2,599	$14,721	$—	$(335)		$1,282	$18,267

Reconciliation of partners’ noncontrolling interest (NCI)
Add back depreciation & amortization - BXP basis difference	$—	$16	$—	$5		$30	$51
Add back partners’ share of partner loan interest	7,102	—	—	—		—	7,102

Partners’ net income/(loss) before interest allocation	9,701	14,737	—	(330)		1,312	25,420
Partners’ NCI share of net income	3,880	6,632	—	(166)		656	11,002
Partners’ share of partner loan interest	(7,102)	—	—	—		—	(7,102)
Allocation of management and other fees to non-controlling partner	(567)	(167)	—	(113)		(93)	(940)
Accretion and adjustments	—	—	—	2,606	(3)	—	2,606

Partners’ NCI	$(3,789)	$6,465	$—	$2,327		$563	$5,566

Reconciliation of partners’ share of FFO
Net income/(loss)	$2,599	$14,721	$—	$(335)		$1,282	$18,267
Add back depreciation & amortization	28,302	4,109	—	5,099		874	38,384

Entity FFO	30,901	18,830	—	4,764		2,156	56,651
Partners’ share of net income/(loss)	1,040	6,624	—	(167)		641	8,138
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,261)	—	—	—		—	(4,261)
Allocation of management and other fees to non-controlling partner	(567)	(167)	—	(113)		(93)	(940)
Partners’ share of depreciation and amortization	11,321	1,849	—	—		437	13,607
Accretion and adjustments	—	—	—	2,606	(3)	—	2,606

Partners’ share FFO	$7,533	$8,306	$—	$2,326		$985	$19,150

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	6,388	8,256	—	(2,662	)(3)	719	12,701
Depreciation & amortization - BXP basis difference	—	16	—	5		30	51
Other adjustment (4)	100	5	—	5		—	110
BXP share of depreciation & amortization	16,981	2,251	—	5,094	(3)	422	24,748

BXP share of FFO	$23,469	$10,528	$—	$2,442		$1,171	$37,610

Unearned portion of capitalized fees (4)	$1,696	$10	$—	$34		$—	$1,740

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of $0.1 million.
(3)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which is scheduled to occur in Q1 2016.
(4)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Third Quarter 2014

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2014 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,253,950		27.4%	392,530	1.1%	13,646,480		32.4%	0.2%	1.1%	29.8%
New York (5)	11,538,586	(6)	39.5%	—	—	11,538,586	(6)	27.5%	—	—	39.5%
San Francisco	5,490,046		10.0%	570,053	1.1%	6,060,099		14.4%	—	—	11.1%
Washington, DC	10,093,041	(7)	18.3%	728,551	0.7%	10,821,592	(7)	25.7%	0.6%	—	19.6%

	40,375,623		95.2%	1,691,134	2.9%	42,066,757		100.0%	0.8%	1.1%	100.0%

% of Total	96.0%			4.0%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Boston	24.6%	5.2%	29.8%
New York (5)	37.1%	2.4%	39.5%
San Francisco	8.4%	2.7%	11.1%
Washington, DC	8.2%	11.4%	19.6%

Total	78.3%	21.7%	100.0%

Hotel Properties

Hotel Properties	Number of	Square
	Rooms	Feet (8)
Boston Marriott Cambridge, Cambridge, MA (9)	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of	Square
	Units	Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(10)
Residences on The Avenue, Washington, DC	335	323,050	(11)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(12)

Total Residential Properties	780	765,494

Structured Parking

	Number of	Square
	Spaces	Feet
Total Structured Parking	45,835	15,671,369

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,200,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(6)	Includes 1,245,874 square feet at Times Square Tower which is 55% owned by the Company, 1,809,775 square feet at 767 Fifth Avenue (The GM Building) which is 60% owned by the Company and 283,695 square feet at 540 Madison Avenue which is 60% owned by the Company.
(7)	Includes 589,288 square feet at Metropolitan Square which is 51% owned by the Company, 406,797 square feet at Market Square North which is 50% owned by the Company, 539,679 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction Building One which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 756,035 square feet at Fountain Square which is 50% owned by the Company.
(8)	Includes 4,260 square feet of retail space.
(9)	Formerly Cambridge Center Marriott.
(10)	Includes 26,179 square feet of retail space.
(11)	Includes 49,528 square feet of retail space.
(12)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2014

In-Service Property Listing

as of September 30, 2014

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	(Y/N)	Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,102	97.6%	$54.53	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,411	90.7%	49.14	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	96.3%	53.13	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	858,326	97.9%	59.53	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	100.0%	62.36	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,289	32.6%	45.42	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,597	97.5%	78.46	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD
255 Main Street (formerly One Cambridge Center)	East Cambridge MA	1	215,629	100.0%	52.98	N	CBD
325 Main Street (formerly Three Cambridge Center)	East Cambridge MA	1	115,061	100.0%	42.82	N	CBD
90 Broadway (formerly Four Cambridge Center)	East Cambridge MA	1	222,656	97.1%	48.34	N	CBD
355 Main Street (formerly Five Cambridge Center)	East Cambridge MA	1	264,708	100.0%	56.09	N	CBD
150 Broadway (formerly Eight Cambridge Center)	East Cambridge MA	1	177,226	100.0%	46.48	N	CBD
105 Broadway (formerly Ten Cambridge Center)	East Cambridge MA	1	152,664	100.0%	45.29	N	CBD
145 Broadway (formerly Eleven Cambridge Center)	East Cambridge MA	1	79,616	100.0%	56.44	N	CBD
300 Binney Street (formerly Seventeen Cambridge Center)	East Cambridge MA	1	195,191	100.0%	51.03	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	42.20	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	993,664	79.2%	33.73	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	90.4%	35.21	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	31.57	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	36.19	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	85.1%	32.82	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	82.8%	46.04	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	39.01	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.2%	32.00	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.06	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	93.9%	32.71	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.84	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	64.2%	24.64	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	39.27	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	39.38	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	39.69	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	84.1%	26.37	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.19	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.17	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.31	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	86.3%	21.42	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.40	N	S

		45	13,253,950	92.0%	$47.75

Office/Technical
415 Main Street (formerly Seven Cambridge Center)	East Cambridge MA	1	231,028	100.0%	$89.77	N	CBD
250 Binney Street (formerly Fourteen Cambridge Center)	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$75.08

	Total Boston:	49	13,646,480	91.5%	$48.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Third Quarter 2014

In-Service Property Listing (continued)

as of September 30, 2014

								Central
						Annualized	Encumbered	Business
		Number of				Revenue Per	with secured	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %		Leased SF (1)	debt (Y/N)	Suburban (S)
New York (2)
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	99.7%		$89.68	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,631,300	99.8%		90.44	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%		86.56	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,245,874	99.8%		72.43	N	CBD
(3) 250 West 55th Street	Times Square / West Side NY	1	987,808	53.8	%(4)	79.91	N	CBD
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,809,775	98.9%		140.71	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	79.1%		113.55	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	84.3%		106.82	Y	CBD

		8	9,069,561	93.2%		$98.13

101 Carnegie Center	Princeton NJ	1	125,468	83.9%		$30.73	N	S
104 Carnegie Center	Princeton NJ	1	102,830	86.0%		32.82	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%		30.53	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		31.82	N	S
202 Carnegie Center	Princeton NJ	1	130,582	94.2%		34.88	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%		29.22	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%		35.31	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%		33.29	N	S
212 Carnegie Center	Princeton NJ	1	151,547	87.6%		29.83	N	S
214 Carnegie Center	Princeton NJ	1	150,774	74.3%		33.02	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		34.58	N	S
502 Carnegie Center	Princeton NJ	1	121,460	94.9%		35.53	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		32.46	N	S
506 Carnegie Center	Princeton NJ	1	149,110	97.7%		32.69	N	S
508 Carnegie Center	Princeton NJ	1	133,915	100.0%		32.80	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%		32.67	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		38.57	N	S

		16	2,054,377	91.8%		$32.99

One Tower Center	East Brunswick NJ	1	414,648	33.6%		$30.59	N	S

		1	414,648	33.6%		$30.59

	Total New York:	25	11,538,586	90.8%		$85.51

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,438	94.9%		$49.24	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,800	98.3%		54.13	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,063	96.4%		46.65	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,407	92.1%		58.32	Y	CBD

		4	3,322,708	95.2%		$52.24

(3) 680 Folsom Street	CBD San Francisco CA	2	524,793	91.8%		$54.29	N	CBD
611 Gateway	South San Francisco CA	1	260,337	81.2%		37.27	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	95.2%		37.02	N	S
(5) North First Business Park	San Jose CA	5	190,636	100.0%		15.55	N	S
3100-3130 Zanker Road (formerly 3200 Zanker Road)	San Jose CA	4	543,900	19.5%		20.40	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%		49.39	N	S

		15	2,167,338	74.4%		$39.67

Office/Technical
Mountain View Research Park	Mountain View CA	15	540,433	96.6%		$35.30	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		20.74	N	S

		16	570,053	96.8%		$34.60

	Total San Francisco:	35	6,060,099	87.9%		$46.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(3)	Not included in Same Property analysis.
(4)	Including leases with future commencement dates, the property is approximately 77% leased.
(5)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2014

In-Service Property Listing (continued)

as of September 30, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	92.4%	$55.48	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	251,994	100.0%	45.55	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	91.0%	54.98	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	406,797	94.0%	60.97	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	71.01	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	100.0%	63.99	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	83.10	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	94.8%	52.45	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.38	N	CBD
Sumner Square	CBD Washington DC	1	208,892	95.8%	48.76	N	CBD
500 North Capitol (30% ownership)	Capitol Hill Washington DC	1	231,411	90.9%	62.95	Y	CBD
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	74.7%	144.20	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	28.45	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	76.5%	36.22	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	51.70	N	S
Fountain Square (50% ownership)	Fairfax County VA	2	521,696	96.8%	43.83	Y	S
Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	100.0%	53.24	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	56.37	N	S
Kingstowne One	Fairfax County VA	1	151,483	88.6%	39.89	N	S
Kingstowne Two	Fairfax County VA	1	156,251	68.5%	42.32	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.67	Y	S
One Freedom Square	Fairfax County VA	1	432,581	100.0%	45.13	N	S
Two Freedom Square	Fairfax County VA	1	421,757	99.9%	42.36	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	35.60	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	35.06	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	42.08	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.58	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.34	N	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	38.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	51.94	N	S
One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.60	N	S
Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.65	N	S

		38	10,093,041	96.1%	$50.99

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	92.8%	$22.90	N	S
7451 Boston Boulevard	Fairfax County VA	1	45,615	67.4%	24.20	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.93	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.58	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.76	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.14	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.14	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.46	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.65	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	13.19	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.00	N	S

		11	728,551	96.9%	$19.92

	Total Washington, DC:	49	10,821,592	96.1%	$48.88

	Total In-Service Properties:	158	42,066,757	92.0%	$58.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Third Quarter 2014

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

				% of
Tenant		Sq. Ft.		Portfolio
1	US Government	2,427,082	(1)(2)	5.96%
2	Citibank	1,018,432	(3)	2.50%
3	Bank of America	810,764	(4)	1.99%
4	Biogen	772,212		1.90%
5	Wellington Management	707,568		1.74%
6	Kirkland & Ellis	612,769	(5)	1.50%
7	Genentech	570,770		1.40%
8	Ropes & Gray	528,931		1.30%
9	O’Melveny & Myers	504,902	(6)	1.24%
10	Weil Gotshal Manges	493,845	(7)	1.21%
11	Shearman & Sterling	472,808		1.16%
12	State Street Bank and Trust	408,552		1.00%
13	Microsoft	382,532		0.94%
14	Finnegan Henderson Farabow	362,405	(8)	0.89%
15	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.86%
16	PTC	320,655		0.79%
17	Google	311,611		0.76%
18	Mass Financial Services	301,668		0.74%
19	Bingham McCutchen	301,385		0.74%
20	Aramis (Estee Lauder)	295,610	(10)	0.73%

	Total % of Portfolio Square Feet			29.34%
	Total % of Portfolio Revenue			30.96%

Notable Signed Deals (11)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 705,905 square feet from properties sold on October 2, 2014.
(3)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(4)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(5)	Includes 221,707 square feet of space in a property in which Boston Properties has a 51% interest.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 451,701 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(11)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	823,140	$35,650,731	$43.31	$35,542,310	$43.18	2.15%
2015	2,000,570	107,361,876	53.67	108,219,269	54.09	5.22%
2016	2,713,089	135,339,611	49.88	136,960,900	50.48	7.08%
2017	3,704,556	238,624,456	64.41	242,675,226	65.51	9.67%
2018	1,695,198	101,241,442	59.72	105,114,378	62.01	4.42%
2019	3,632,284	200,841,579	55.29	210,061,334	57.83	9.48%
2020	3,662,905	222,434,641	60.73	238,254,487	65.05	9.56%
2021	2,399,080	129,062,135	53.80	144,149,792	60.09	6.26%
2022	3,672,148	202,171,012	55.06	224,570,502	61.16	9.58%
2023	868,511	45,809,143	52.74	53,612,301	61.73	2.27%
Thereafter	9,964,970	613,920,402	61.61	760,877,505	76.36	26.01%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13

Boston	93.2%	97.4%	89.7%	85.6%	92.0%	93.1%
New York (5)	93.2%	96.4%	82.0%	79.7%	90.8%	92.5%
San Francisco	94.8%	95.3%	68.9%	78.5%	87.0%	89.8%
Washington, DC	95.7%	95.0%	96.3%	94.8%	96.1%	94.9%

Total Portfolio	93.8%	96.3%	88.7%	87.6%	92.0%	93.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,200,000 square feet of retail space.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	248,070	$4,561,959	$18.39	$4,561,959	$18.39	14.67%
2015	211,206	5,646,454	26.73	5,737,840	27.17	12.49%
2016	310,178	22,826,708	73.59	22,905,014	73.84	18.34%
2017	160,232	5,543,638	34.60	5,804,301	36.22	9.47%
2018	24,164	991,136	41.02	1,167,113	48.30	1.43%
2019	313,109	10,333,751	33.00	11,803,438	37.70	18.51%
2020	79,971	1,291,025	16.14	1,291,025	16.14	4.73%
2021	109,860	1,700,598	15.48	1,821,372	16.58	6.50%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
Thereafter	82,188	1,992,495	24.24	3,755,529	45.69	4.86%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	96.8%	87.1%	96.8%	87.1%
Washington, DC	N/A	N/A	96.9%	95.7%	96.9%	95.7%

Total Portfolio	100.0%	100.0%	90.3%	85.9%	92.0%	88.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	30,694	$2,738,551	$89.22	$2,779,350	$90.55	1.47%
2015	114,379	12,849,378	112.34	12,806,189	111.96	5.48%
2016	197,696	15,687,389	79.35	15,895,507	80.40	9.47%
2017	210,638	28,840,937	136.92	29,732,471	141.15	10.09%
2018	242,424	20,529,842	84.69	21,895,339	90.32	11.61%
2019	78,364	5,897,202	75.25	6,272,312	80.04	3.75%
2020	150,985	7,145,020	47.32	9,609,223	63.64	7.23%
2021	122,800	7,983,867	65.02	8,870,407	72.23	5.88%
2022	238,803	17,975,170	75.27	20,504,513	85.86	11.43%
2023	193,251	17,211,022	89.06	19,692,642	101.90	9.25%
Thereafter	508,399	35,561,495	69.95	50,919,483	100.16	24.34%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2014

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	1,101,904	$42,951,240	$38.98	$42,883,619	$38.92	2.62%
2015	2,326,155	125,857,708	54.11	126,763,297	54.49	5.53%
2016	3,220,963	173,853,709	53.98	175,761,421	54.57	7.65%
2017	4,075,426	273,009,031	66.99	278,211,999	68.27	9.68%
2018	1,961,786	122,762,420	62.58	128,176,829	65.34	4.66%
2019	4,023,757	217,072,532	53.95	228,137,085	56.70	9.56%
2020	3,893,861	230,870,687	59.29	249,154,735	63.99	9.25%
2021	2,631,740	138,746,601	52.72	154,841,571	58.84	6.25%
2022	3,910,951	220,146,182	56.29	245,075,015	62.66	9.29%
2023	1,061,762	63,020,165	59.35	73,304,942	69.04	2.52%
Thereafter	10,555,557	651,474,392	61.72	815,552,517	77.26	25.08%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13

Boston	93.4%	97.5%	88.0%	84.0%	91.5%	92.6%
New York (5)	93.2%	96.4%	82.0%	79.7%	90.8%	92.5%
San Francisco	94.8%	95.3%	76.1%	81.3%	87.9%	89.4%
Washington, DC	95.7%	95.0%	96.4%	94.9%	96.1%	94.9%

Total Portfolio	93.9%	96.4%	88.9%	87.4%	92.0%	92.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	450,258	$17,960,072	$39.89	$17,960,073	$39.89	—	$—	$—	$—	$—
2015	683,167	26,261,000	38.44	26,653,192	39.01	—	—	—	—	—
2016	659,897	25,378,239	38.46	25,938,581	39.31	225,532	20,328,384	90.14	20,328,384	90.14
2017	720,360	27,498,335	38.17	28,284,876	39.26	—	—	—	—	—
2018	470,993	18,176,476	38.59	18,956,990	40.25	—	—	—	—	—
2019	1,290,884	59,622,061	46.19	61,160,132	47.38	—	—	—	—	—
2020	422,763	19,386,274	45.86	21,044,720	49.78	—	—	—	—	—
2021	815,384	29,789,690	36.53	31,538,545	38.68	—	—	—	—	—
2022	1,535,920	71,637,583	46.64	77,528,521	50.48	—	—	—	—	—
2023	277,680	16,147,871	58.15	17,907,994	64.49	—	—	—	—	—
Thereafter	3,989,626	214,881,670	53.86	261,281,152	65.49	67,362	1,663,167	24.69	3,374,162	50.09

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	8,867	$1,370,521	$154.56	$1,411,321	$159.17	459,125	$19,330,594	$42.10	$19,371,394	$42.19
2015	47,407	8,607,032	181.56	8,540,468	180.15	730,574	34,868,032	47.73	35,193,660	48.17
2016	12,285	1,662,277	135.31	1,668,203	135.79	897,714	47,368,900	52.77	47,935,168	53.40	(4)
2017	46,004	3,418,171	74.30	3,435,555	74.68	766,364	30,916,506	40.34	31,720,431	41.39
2018	137,623	6,195,087	45.01	6,308,166	45.84	608,616	24,371,563	40.04	25,265,157	41.51
2019	17,207	2,541,746	147.72	2,726,847	158.47	1,308,091	62,163,807	47.52	63,886,980	48.84
2020	92,818	3,929,115	42.33	6,103,602	65.76	515,581	23,315,389	45.22	27,148,322	52.66
2021	38,642	2,531,689	65.52	2,731,268	70.68	854,026	32,321,379	37.85	34,269,812	40.13
2022	126,196	5,730,066	45.41	6,364,754	50.44	1,662,116	77,367,649	46.55	83,893,275	50.47
2023	76,325	6,852,612	89.78	7,584,274	99.37	354,005	23,000,484	64.97	25,492,268	72.01
Thereafter	195,833	8,627,905	44.06	10,027,272	51.20	4,252,821	225,172,742	52.95	274,682,585	64.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.94 per square foot and $40.79 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	21,971	830,449	37.80	830,449	37.80	(4)	—	—	—	—	—
Q4 2014	428,287	17,129,623	40.00	17,129,624	40.00		—	—	—	—	—

Total 2014	450,258	$17,960,072	$39.89	$17,960,073	$39.89		—	$—	$—	$—	$—

Q1 2015	167,847	$7,868,453	$46.88	$7,889,190	$47.00		—	$—	$—	$—	$—
Q2 2015	182,775	6,409,338	35.07	6,626,293	36.25		—	—	—	—	—
Q3 2015	170,740	7,405,021	43.37	7,408,328	43.39		—	—	—	—	—
Q4 2015	161,805	4,578,189	28.29	4,729,381	29.23		—	—	—	—	—

Total 2015	683,167	$26,261,000	$38.44	$26,653,192	$39.01		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		21,971	830,449	37.80	830,449	37.80	(4)
Q4 2014	8,867	1,370,521	154.56	1,411,321	159.17		437,154	18,500,145	42.32	18,540,945	42.41

Total 2014	8,867	$1,370,521	$154.56	$1,411,321	$159.17		459,125	$19,330,594	$42.10	$19,371,394	$42.19

Q1 2015	43,154	$6,972,199	$161.57	$6,917,299	$160.29		211,001	$14,840,652	$70.33	$14,806,490	$70.17
Q2 2015	2,672	1,032,145	386.28	1,007,245	376.96		185,447	7,441,483	40.13	7,633,538	41.16
Q3 2015	575	549,851	956.26	563,087	979.28		171,315	7,954,871	46.43	7,971,414	46.53
Q4 2015	1,006	52,837	52.52	52,837	52.52		162,811	4,631,025	28.44	4,782,218	29.37

Total 2015	47,407	$8,607,032	$181.56	$8,540,468	$180.15		730,574	$34,868,032	$47.73	$35,193,660	$48.17

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on September 30, 2014.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	118,213	$5,332,153	$45.11	$5,223,731	$44.19	—	$—	$—	$—	$—
2015	398,024	26,369,852	66.25	26,376,882	66.27	—	—	—	—	—
2016	622,848	47,987,002	77.04	48,307,879	77.56	—	—	—	—	—
2017	1,447,650	133,015,929	91.88	134,028,553	92.58	—	—	—	—	—
2018	557,175	47,938,412	86.04	47,716,351	85.64	—	—	—	—	—
2019	1,041,542	78,213,217	75.09	80,501,080	77.29	—	—	—	—	—
2020	1,569,456	118,256,024	75.35	125,190,046	79.77	—	—	—	—	—
2021	301,705	31,529,092	104.50	35,004,035	116.02	—	—	—	—	—
2022	871,138	70,822,656	81.30	76,655,575	87.99	—	—	—	—	—
2023	81,115	6,952,380	85.71	7,611,893	93.84	—	—	—	—	—
Thereafter	3,302,888	264,504,277	80.08	341,213,331	103.31	—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	5,186	$487,608	$94.02	$487,608	$94.02	123,399	$5,819,761	$47.16	$5,711,339	$46.28
2015	—	—	—	—	—	398,024	26,369,852	66.25	26,376,882	66.27
2016	79,292	8,101,467	102.17	8,175,118	103.10	702,140	56,088,470	79.88	56,482,997	80.44
2017	81,027	20,601,289	254.25	21,351,289	263.51	1,528,677	153,617,218	100.49	155,379,842	101.64
2018	6,514	8,180,308	1,255.80	9,201,573	1,412.58	563,689	56,118,720	99.56	56,917,925	100.97
2019	877	71,149	81.13	77,929	88.86	1,042,419	78,284,365	75.10	80,579,009	77.30
2020	4,195	261,801	62.41	267,179	63.69	1,573,651	118,517,825	75.31	125,457,225	79.72
2021	2,056	234,979	114.29	279,925	136.15	303,761	31,764,071	104.57	35,283,960	116.16
2022	59,437	9,502,602	159.88	11,066,836	186.19	930,575	80,325,258	86.32	87,722,411	94.27
2023	33,292	6,464,320	194.17	7,749,177	232.76	114,407	13,416,700	117.27	15,361,069	134.27
Thereafter	82,762	18,574,250	224.43	30,360,329	366.84	3,385,650	283,078,527	83.61	371,573,660	109.75

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	1,175	38,987	33.18	38,987	33.18	(5)	—	—	—	—	—
Q4 2014	117,038	5,293,166	45.23	5,184,744	44.30		—	—	—	—	—

Total 2014	118,213	$5,332,153	$45.11	$5,223,731	$44.19		—	$—	$—	$—	$—

Q1 2015	49,529	$2,064,373	$41.68	$2,061,062	$41.61		—	$—	$—	$—	$—
Q2 2015	140,264	7,109,818	50.69	7,109,818	50.69		—	—	—	—	—
Q3 2015	75,242	5,283,964	70.23	5,295,729	70.38		—	—	—	—	—
Q4 2015	132,989	11,911,697	89.57	11,910,272	89.56		—	—	—	—	—

Total 2015	398,024	$26,369,852	$66.25	$26,376,882	$66.27		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		1,175	38,987	33.18	38,987	33.18	(5)
Q4 2014	5,186	487,608	94.02	487,608	94.02		122,224	5,780,774	47.30	5,672,352	46.41

Total 2014	5,186	$487,608	$94.02	$487,608	$94.02		123,399	$5,819,761	$47.16	$5,711,339	$46.28

Q1 2015	—	$—	$—	$—	$—		49,529	$2,064,373	$41.68	$2,061,062	$41.61
Q2 2015	—	—	—	—	—		140,264	7,109,818	50.69	7,109,818	50.69
Q3 2015	—	—	—	—	—		75,242	5,283,964	70.23	5,295,729	70.38
Q4 2015	—	—	—	—	—		132,989	11,911,697	89.57	11,910,272	89.56

Total 2015	—	$—	$—	$—	$—		398,024	$26,369,852	$66.25	$26,376,882	$66.27

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Represents leases that were occupied as of and expired on September 30, 2014.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	88,986	$3,528,208	$39.65	$3,528,208	$39.65	—	$—	$—	$—	$—
2015	280,128	12,703,216	45.35	12,752,337	45.52	44,982	1,283,149	28.53	1,367,015	30.39
2016	1,104,047	47,130,823	42.69	47,386,149	42.92	51,246	1,739,438	33.94	1,780,520	34.74
2017	513,011	22,260,118	43.39	23,170,620	45.17	146,824	5,265,505	35.86	5,512,525	37.55
2018	196,747	10,825,821	55.02	12,191,714	61.97	24,164	991,136	41.02	1,167,113	48.30
2019	397,415	18,754,726	47.19	20,819,831	52.39	281,109	9,693,751	34.48	11,083,118	39.43
2020	502,177	30,256,465	60.25	31,600,317	62.93	—	—	—	—	—
2021	190,102	9,578,042	50.38	10,431,420	54.87	—	—	—	—	—
2022	452,576	18,556,385	41.00	21,421,802	47.33	—	—	—	—	—
2023	111,517	5,397,979	48.40	6,742,179	60.46	—	—	—	—	—
Thereafter	659,049	35,801,956	54.32	43,134,802	65.45	—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	3,931	$182,037	$46.31	$182,037	$46.31	92,917	$3,710,244	$39.93	$3,710,244	$39.93
2015	7,916	592,914	74.90	597,574	75.49	333,026	14,579,280	43.78	14,716,925	44.19
2016	39,764	2,034,509	51.16	2,108,397	53.02	1,195,057	50,904,770	42.60	51,275,066	42.91
2017	16,079	1,085,609	67.52	1,115,970	69.41	675,914	28,611,232	42.33	29,799,114	44.09
2018	32,264	1,949,071	60.41	1,974,846	61.21	253,175	13,766,027	54.37	15,333,673	60.57
2019	11,730	674,071	57.47	716,418	61.08	690,254	29,122,548	42.19	32,619,367	47.26
2020	28,116	1,562,917	55.59	1,696,490	60.34	530,293	31,819,382	60.00	33,296,808	62.79
2021	15,458	947,303	61.28	1,000,681	64.74	205,560	10,525,345	51.20	11,432,102	55.61
2022	27,445	1,051,304	38.31	1,138,608	41.49	480,021	19,607,688	40.85	22,560,410	47.00
2023	27,788	1,486,258	53.49	1,602,900	57.68	139,305	6,884,237	49.42	8,345,079	59.91
Thereafter	29,218	1,632,823	55.88	2,034,406	69.63	688,267	37,434,779	54.39	45,169,207	65.63

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—	—	—	—	—	—
Q3 2014	5,941	282,059	47.48	282,059	47.48	—	—	—	—	—
Q4 2014	83,045	3,246,149	39.09	3,246,149	39.09	—	—	—	—	—

Total 2014	88,986	$3,528,208	$39.65	$3,528,208	$39.65	—	$—	$—	$—	$—

Q1 2015	20,755	$810,170	$39.03	$810,170	$39.03	11,806	$348,969	$29.56	$348,969	$29.56
Q2 2015	53,224	2,281,415	42.86	2,283,204	42.90	—	—	—	—	—
Q3 2015	109,416	5,873,904	53.68	5,840,393	53.38	12,900	255,861	19.83	308,961	23.95
Q4 2015	96,733	3,737,728	38.64	3,818,570	39.48	20,276	678,318	33.45	709,085	34.97

Total 2015	280,128	$12,703,216	$45.35	$12,752,337	$45.52	44,982	$1,283,149	$28.53	$1,367,015	$30.39

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—	—	—	—	—	—
Q3 2014	1,331	57,246	43.01	57,246	43.01	7,272	339,305	46.66	339,305	46.66
Q4 2014	2,600	124,790	48.00	124,790	48.00	85,645	3,370,939	39.36	3,370,939	39.36

Total 2014	3,931	$182,037	$46.31	$182,037	$46.31	92,917	$3,710,244	$39.93	$3,710,244	$39.93

Q1 2015	849	$92,735	$109.23	$92,735	$109.23	33,410	$1,251,875	$37.47	$1,251,875	$37.47
Q2 2015	2,619	176,087	67.23	176,087	67.23	55,843	2,457,502	44.01	2,459,291	44.04
Q3 2015	1,624	108,982	67.11	108,982	67.11	123,940	6,238,747	50.34	6,258,336	50.49
Q4 2015	2,824	215,109	76.17	219,769	77.82	119,833	4,631,156	38.65	4,747,423	39.62

Total 2015	7,916	$592,914	$74.90	$597,574	$75.49	333,026	$14,579,280	$43.78	$14,716,925	$44.19

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	165,683	$8,830,298	$53.30	$8,830,298	$53.30	(4)	248,070	$4,561,959	$18.39	$4,561,959	$18.39
2015	639,251	42,027,808	65.75	42,436,858	66.39	(4)	166,224	4,363,305	26.25	4,370,825	26.29
2016	326,297	14,843,547	45.49	15,328,291	46.98		33,400	758,886	22.72	796,110	23.84
2017	1,023,535	55,850,075	54.57	57,191,178	55.88		13,408	278,133	20.74	291,776	21.76
2018	470,283	24,300,734	51.67	26,249,322	55.82		—	—	—	—	—
2019	902,443	44,251,576	49.04	47,580,291	52.72		32,000	640,000	20.00	720,320	22.51
2020	1,168,509	54,535,878	46.67	60,419,403	51.71		79,971	1,291,025	16.14	1,291,025	16.14
2021	1,091,889	58,165,311	53.27	67,175,792	61.52		109,860	1,700,598	15.48	1,821,372	16.58
2022	812,514	41,154,388	50.65	48,964,604	60.26		—	—	—	—	—
2023	398,199	17,310,912	43.47	21,350,235	53.62		—	—	—	—	—
Thereafter	2,013,407	98,732,499	49.04	115,248,220	57.24	(5)	14,826	329,328	22.21	381,367	25.72

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	12,710	$698,385	$54.95	$698,385	$54.95		426,463	$14,090,641	$33.04	$14,090,642	$33.04
2015	59,056	3,649,432	61.80	3,668,147	62.11		864,531	50,040,544	57.88	50,475,830	58.39
2016	66,355	3,889,137	58.61	3,943,789	59.43		426,052	19,491,569	45.75	20,068,190	47.10
2017	67,528	3,735,868	55.32	3,829,658	56.71		1,104,471	59,864,076	54.20	61,312,612	55.51
2018	66,023	4,205,376	63.70	4,410,753	66.81		536,306	28,506,109	53.15	30,660,075	57.17
2019	48,550	2,610,236	53.76	2,751,117	56.67		982,993	47,501,812	48.32	51,051,729	51.93
2020	25,856	1,391,187	53.81	1,541,952	59.64		1,274,336	57,218,091	44.90	63,252,380	49.64
2021	66,644	4,269,896	64.07	4,858,533	72.90		1,268,393	64,135,806	50.56	73,855,697	58.23
2022	25,725	1,691,199	65.74	1,934,314	75.19		838,239	42,845,587	51.11	50,898,919	60.72
2023	55,846	2,407,832	43.12	2,756,291	49.36		454,045	19,718,745	43.43	24,106,526	53.09
Thereafter	200,586	6,726,517	33.53	8,497,477	42.36		2,228,819	105,788,344	47.46	124,127,064	55.69

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 87,795 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $45.92 per square foot and $45.92 per square foot, respectively, for 2014 and (ii) $52.27 per square foot and $53.18 per square foot, respectively, for 2015.
(5)	Includes 705,905 square feet from properties sold on October 2, 2014. Excluding those assets, the current and future expiring rental rate would be $57.08 per square foot and $69.72 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	11,395	614,921	53.96	614,921	53.96		55,375	1,172,832	21.18	1,172,832	21.18
Q4 2014	154,288	8,215,377	53.25	8,215,377	53.25	(4)	192,695	3,389,127	17.59	3,389,127	17.59

Total 2014	165,683	$8,830,298	$53.30	$8,830,298	$53.30		248,070	$4,561,959	$18.39	$4,561,959	$18.39

Q1 2015	129,701	$7,170,959	$55.29	$7,223,913	$55.70		—	$—	$—	$—	$—
Q2 2015	210,879	18,729,026	88.81	18,786,512	89.09	(5)	23,439	512,511	21.87	512,511	21.87
Q3 2015	70,931	3,881,617	54.72	3,913,159	55.17		14,338	308,532	21.52	316,053	22.04
Q4 2015	227,740	12,246,206	53.77	12,513,273	54.95		128,447	3,542,261	27.58	3,542,261	27.58

Total 2015	639,251	$42,027,808	$65.75	$42,436,858	$66.39		166,224	$4,363,305	$26.25	$4,370,825	$26.29

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		66,770	1,787,752	26.77	1,787,753	26.77
Q4 2014	12,710	698,385	54.95	698,385	54.95		359,693	12,302,889	34.20	12,302,889	34.20

Total 2014	12,710	$698,385	$54.95	$698,385	$54.95		426,463	$14,090,641	$33.04	$14,090,642	$33.04

Q1 2015	14,351	$961,169	$66.98	$961,807	$67.02		144,052	$8,132,128	$56.45	$8,185,720	$56.82
Q2 2015	3,856	300,433	77.91	300,433	77.91		238,174	19,541,971	82.05	19,599,457	82.29
Q3 2015	24,218	1,414,749	58.42	1,414,749	58.42		109,487	5,604,898	51.19	5,643,960	51.55
Q4 2015	16,631	973,080	58.51	991,158	59.60		372,818	16,761,547	44.96	17,046,693	45.72

Total 2015	59,056	$3,649,432	$61.80	$3,668,147	$62.11		864,531	$50,040,544	$57.88	$50,475,830	$58.39

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 12,721 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2014, the current and future expiring rental rate would be $45.28 per square foot and $45.28 per square foot, respectively.
(5)	Includes 75,074 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2015, the current and future expiring rental rate would be $57.99 per square foot and $58.37 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2014

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	350,718	$15,551,491	$44.34	$15,592,290	$44.46	(4)	68,527	$3,344,538	$48.81	$3,344,538	$48.81
2015	364,437	23,759,317	65.19	23,714,565	65.07	(4)	190,463	9,946,431	52.22	9,945,148	52.22
2016	392,323	29,724,103	75.76	29,797,986	75.95	(5)	921,103	44,881,710	48.73	44,977,842	48.83
2017	234,358	14,007,920	59.77	14,368,132	61.31		301,548	15,950,531	52.90	16,314,869	54.10
2018	264,749	13,604,106	51.38	13,913,092	52.55		218,399	12,413,605	56.84	13,766,146	63.03
2019	859,150	45,445,004	52.90	46,777,912	54.45		217,523	11,200,853	51.49	12,309,543	56.59
2020	395,006	19,810,841	50.15	23,116,529	58.52		514,224	31,067,643	60.42	32,461,683	63.13
2021	386,106	20,269,684	52.50	21,328,878	55.24		205,560	10,525,345	51.20	11,432,102	55.61
2022	1,085,864	56,278,049	51.83	62,741,095	57.78		189,573	8,685,028	45.81	9,763,656	51.50
2023	330,808	22,321,804	67.48	24,716,357	74.72		98,648	4,821,281	48.87	5,529,688	56.05
Thereafter	3,531,933	195,062,149	55.23	240,339,086	68.05		688,267	37,434,779	54.39	45,169,207	65.63

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	41,473	$3,808,651	$91.83	$3,700,229	$89.22		110,415	$5,379,647	$48.72	$5,379,647	$48.72
2015	166,784	18,396,632	110.30	18,457,117	110.66		422,239	25,541,740	60.49	25,803,990	61.11
2016	499,013	49,294,513	98.78	49,514,306	99.22		51,881	2,925,205	56.38	2,995,138	57.73
2017	1,366,006	147,834,378	108.22	149,536,272	109.47		835,220	47,196,489	56.51	47,930,308	57.39
2018	360,472	49,515,535	137.36	50,023,817	138.77		131,228	8,348,009	63.61	8,916,881	67.95
2019	743,311	68,246,371	91.81	70,017,866	94.20		420,057	24,728,806	58.87	27,430,249	65.30
2020	1,339,491	110,867,817	82.77	117,221,818	87.51		470,986	24,893,986	52.86	27,627,429	58.66
2021	228,768	29,353,426	128.31	32,737,639	143.10		546,807	33,866,659	61.94	39,126,753	71.55
2022	900,838	79,418,760	88.16	86,756,440	96.31		293,626	20,010,865	68.15	23,727,025	80.81
2023	106,108	13,155,707	123.98	15,083,478	142.15		57,290	3,648,650	63.69	4,462,320	77.89
Thereafter	2,912,549	267,253,259	91.76	354,828,959	121.83		703,958	48,828,408	69.36	61,214,919	86.96

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding retail space current and future expiring rents would be $41.48 per square foot and $41.48 per square foot, respectively, in 2014 and $47.79 per square foot and $47.86 per square foot, respectively, in 2015.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $56.33 per square foot and $56.78 per square foot, respectively. . This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Third Quarter 2014

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	108,407	$3,779,103	$34.86	$3,779,104	$34.86	24,390	$365,706	$14.99	$365,706	$14.99
2015	366,137	11,108,715	30.34	11,479,095	31.35	142,563	4,632,849	32.50	4,771,777	33.47
2016	505,391	17,644,797	34.91	18,137,182	35.89	273,954	6,023,060	21.99	6,297,224	22.99
2017	532,006	16,908,586	31.78	17,352,299	32.62	374,366	12,660,701	33.82	13,484,245	36.02
2018	343,867	10,767,457	31.31	11,352,065	33.01	34,776	1,352,423	38.89	1,567,526	45.07
2019	448,941	16,718,802	37.24	17,109,068	38.11	472,731	17,921,695	37.91	20,309,825	42.96
2020	120,575	3,504,548	29.07	4,031,794	33.44	16,069	751,739	46.78	835,125	51.97
2021	467,920	12,051,695	25.76	12,940,934	27.66	—	—	—	—	—
2022	576,252	21,089,600	36.60	21,152,180	36.71	290,448	10,922,660	37.61	12,796,754	44.06
2023	23,197	678,680	29.26	775,911	33.45	40,657	2,062,956	50.74	2,815,391	69.25
Thereafter	720,888	30,110,594	41.77	34,343,500	47.64	—	—	—	—	—

	New York (4)					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	81,926	$2,011,110	$24.55	$2,011,110	$24.55	316,048	$8,710,994	$27.56	$8,710,995	$27.56	(5)
2015	231,240	7,973,220	34.48	7,919,765	34.25	442,292	24,498,805	55.39	24,671,840	55.78	(5)
2016	203,127	6,793,956	33.45	6,968,692	34.31	374,171	16,566,364	44.27	17,073,052	45.63
2017	162,671	5,782,839	35.55	5,843,570	35.92	269,251	12,667,586	47.05	13,382,304	49.70
2018	203,217	6,603,185	32.49	6,894,107	33.92	405,078	20,158,100	49.76	21,743,195	53.68
2019	299,108	10,037,994	33.56	10,561,143	35.31	562,936	22,773,006	40.45	23,621,479	41.96
2020	234,160	7,650,007	32.67	8,235,407	35.17	803,350	32,324,105	40.24	35,624,951	44.35
2021	74,993	2,410,645	32.14	2,546,321	33.95	721,586	30,269,146	41.95	34,728,944	48.13
2022	29,737	906,498	30.48	965,971	32.48	544,613	22,834,723	41.93	27,171,894	49.89
2023	8,299	260,993	31.45	277,591	33.45	396,755	16,070,094	40.50	19,644,206	49.51
Thereafter	473,101	15,825,269	33.45	16,744,701	35.39	1,524,861	56,959,936	37.35	62,912,145	41.26	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Includes 87,795 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $22.77 per square foot and $22.77 per square foot, respectively, for 2014 and (ii) $37.16 per square foot and $37.61 per square foot, respectively, for 2015.
(6)	Includes 705,905 square feet from properties sold on October 2, 2014. Excluding those assets, the current and future expiring rental rate would be $40.13 per square foot and $47.40 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2014

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Third Quarter 2014	Third Quarter 2013	Percent Change	YTD 2014	YTD 2013	Percent Change
The Avant at Reston Town Center (359 units) (1) Reston, VA
Average Monthly Rental Rate (2)	$2,268	N/A	N/A	$2,202	N/A	N/A
Average Rental Rate Per Occupied Square Foot (2)	$2.47	N/A	N/A	$2.40	N/A	N/A
Average Physical Occupancy (2) (3)	51.3%	N/A	N/A	29.2%	N/A	N/A
Average Economic Occupancy (3)	46.8%	N/A	N/A	25.0%	N/A	N/A

Residences on The Avenue (335 units) located at 2221 I Street, NW, Washington, DC
Average Monthly Rental Rate (4)	$3,163	$3,285	(3.7%)	$3,174	$3,317	(4.3%)
Average Rental Rate Per Occupied Square Foot (4)	$3.88	$4.03	(3.7%)	$3.89	$4.06	(4.2%)
Average Physical Occupancy (3) (4)	91.7%	92.4%	(0.8%)	91.8%	92.8%	(1.1%)
Average Economic Occupancy (3)	91.0%	92.0%	(1.1%)	91.1%	92.4%	(1.4%)

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (5)	$3,903	$3,800	2.7%	$3,914	$3,743	4.6%
Average Rental Rate Per Occupied Square Foot (5)	$4.36	$4.21	3.6%	$4.37	$4.17	4.8%
Average Physical Occupancy (3) (5)	96.9%	98.8%	(1.9%)	96.4%	98.7%	(2.3%)
Average Economic Occupancy (3)	96.1%	97.8%	(1.7%)	96.4%	97.0%	(0.6%)

Boston Marriott Cambridge (433 rooms) (6)
Cambridge, MA
Average Occupancy	87.3%	87.5%	(0.2%)	84.1%	81.3%	3.4%
Average Daily Rate	$269.91	$237.30	13.7%	$249.98	$229.40	9.0%
Revenue per available room	$235.51	$207.60	13.4%	$210.27	$207.60	1.3%

Net Operating Income (in thousands)	Residential					Hotel
	Third Quarter 2014		Third Quarter 2013		Percent Change	Third Quarter 2014	Third Quarter 2013	Percent Change
Rental Revenue	$7,018	(7)	$5,493	(7)	27.8%	$11,918	$10,652	11.9%
Operating expenses and real estate taxes	4,163		2,907		43.2%	7,585	6,580	15.3%

Net Operating Income	$2,855	(7)	$2,586	(7)	10.4%	$4,333	$4,072	6.4%

Less: Straight line rent and fair value lease revenue	85		93		(8.6%)	1	1	—

Rental Revenue - cash basis	6,933		5,400		28.4%	11,917	10,651	11.9%
Less: Operating expenses and real estate taxes	4,163		2,907		43.2%	7,585	6,580	15.3%
Add: Straight line ground rent expense	522		537		(2.8%)	—	—	—

Net Operating Income - cash basis	$3,292		$3,030		8.6%	$4,332	$4,071	6.4%

(1)	Not included in Same Property analysis. Property is a new development and lease up commenced December 2013.
(2)	Excludes 26,179 square feet of retail space which is 66.3% occupied but 100% leased.
(3)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(4)	Excludes 49,528 square feet of retail space which is 100% occupied.
(5)	Excludes 9,617 square feet of retail space which is 100% occupied.
(6)	Formerly Cambridge Center Marriott.
(7)	Includes 85,324 square feet of retail space which had revenue of approximately $1.2 million for the quarter ended September 30, 2014 and 59,145 square feet of retail space which had revenue of approximately $0.9 million for the quarter ended September 30, 2013.

Boston Properties, Inc.

Third Quarter 2014

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13
Boston	93.4%	97.5%	88.0%	83.8%	91.5%	92.7%
New York (2)	98.0%	96.4%	82.0%	79.7%	94.2%	92.5%
San Francisco	95.2%	95.3%	76.1%	79.6%	87.6%	89.0%
Washington, DC	95.7%	95.0%	96.4%	95.0%	96.1%	95.0%

Total Portfolio	95.6%	96.4%	88.9%	87.2%	92.9%	92.7%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13	30-Sep-14	30-Sep-13
Total Office Portfolio	95.5%	96.3%	88.7%	87.5%	93.0%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	90.3%	83.9%	92.0%	86.7%

Total Portfolio	95.6%	96.4%	88.9%	87.2%	92.9%	92.7%

(1)	For disclosures related to our definition of Same Property, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2014

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	124	31	3	158
Square feet	38,863,022	1,691,134	744,407	41,298,563
Percent of properties in-service	96.2%	100.0%	67.7%	95.6%
Occupancy @ 09/30/2013	93.0%	86.7%	N/A	92.7%
Occupancy @ 09/30/2014	93.0%	92.0%	N/A	92.9%
Percent change from 3rd quarter 2014 over 3rd quarter 2013 (2):
Rental revenue	4.2%	11.8%	7.3%
Operating expenses and real estate taxes	4.9%	8.7%	14.4%
Consolidated Net Operating Income (3) - excluding hotel & residential	3.8%	13.0%		4.1	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				(2.9	%)(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				(0.4	%)(2)
Combined Net Operating Income (3)				3.8%

Rental revenue - cash basis	5.8%	5.2%	7.4%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	6.3%	3.8%		6.2	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				(2.7	%)(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				2.0	%(2)
Combined Net Operating Income (3) - cash basis (5)				5.9%

Same Property Lease Analysis - quarter ended September 30, 2014

	Office	Office/Technical	Total
Vacant space available @ 7/1/2014 (sf)	2,704,890	138,727	2,843,617
Square footage of leases expiring or terminated 7/1/2014-9/30/2014	1,004,864	61,500	1,066,364

Total space for lease (sf)	3,709,754	200,227	3,909,981

New tenants (sf)	408,726	64,370	473,096
Renewals (sf)	532,377	31,062	563,439

Total space leased (sf)	941,103	95,432	1,036,535

Space available @ 9/30/2014 (sf)	2,768,651	104,795	2,873,446

Net (increase)/decrease in available space (sf)	(63,761)	33,932	(29,829)

Second generation leasing information: (6)
Leases commencing during the period (sf)	936,506	95,432	1,031,938
Average lease term (months)	88	50	85
Average free rent period (days)	79	82	79
Total transaction costs per square foot (7)	$48.97	$18.74	$46.17
Increase (decrease) in gross rents (8)	13.37%	19.30%	13.74%
Increase (decrease) in net rents (9)	20.36%	25.35%	20.72%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,031,938 square feet of second generation leases that commenced in Q3 2014, leases for 885,892 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 869,019 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 869,019 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Third Quarter 2014

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2014	September 30, 2013
	(in thousands)
Net income attributable to Boston Properties, Inc.	$130,371	$155,324
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	8,970
Noncontrolling interest - common units of the Operating Partnership	14,963	8,339
Noncontrolling interest - redeemable preferred units of the Operating Partnership	75	1,082
Noncontrolling interest in property partnerships (1)	5,566	(3,279)
Discontinued operations:
Income from discontinued operations	—	(1,677)
Gains on sales of real estate from discontinued operations		(86,448)
Gains on sales of real estate	(41,937)	—

Income from continuing operations	109,038	82,311

Add:
Interest expense	113,308	122,173
Depreciation and amortization	157,245	153,253
Transaction costs	1,402	766
General and administrative expense	22,589	24,841
Subtract:
Gains (losses) from early extinguishments of debt	—	30
Gains (losses) from investments in securities	297	(956)
Interest and other income	(3,421)	(3,879)
Gains on consolidation of joint ventures	—	1,810
Income from unconsolidated joint ventures	(4,419)	(14,736)
Development and management services income	(6,475)	(5,475)

Consolidated Net Operating Income	389,564	360,138
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	13,020	11,191

Combined Net Operating Income	$402,584	$371,329

Same Property Net Operating Income	382,472	368,498
Net Operating Income from non Same Properties (3)	10,158	1,451
Termination income	9,954	1,380

Combined Net Operating Income	$402,584	$371,329

Same Property Net Operating Income	382,472	368,498
Subtract:
Straight-line rent and fair value lease revenue	(18,058)	(25,681)
Add:
Straight-line ground rent expense	1,669	1,785
Lease transaction costs which qualify as inducements in accordance with GAAP (4)	1,516	2,429

Same Property Net Operating Income - cash basis	$367,599	$347,031

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, and 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 & 38 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.
(4)	For additional information, refer to page 42.

Boston Properties, Inc.

Third Quarter 2014

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-14	30-Sep-13	Change	Change	30-Sep-14	30-Sep-13	Change	Change
Rental Revenue	$563,498	$534,406			$14,902	$13,329
Less Termination Income	8,164	1,380			—	—

Rental revenue - subtotal	555,334	533,026	$22,308	4.2%	14,902	13,329	$1,573	11.8%
Operating expenses and real estate taxes	201,352	192,002	9,350	4.9%	4,064	3,739	325	8.7%

Net Operating Income (2)	$353,982	$341,024	$12,958	3.8%	$10,838	$9,590	$1,248	13.0%

Rental revenue - subtotal	$555,334	$533,026			$14,902	$13,329
Less:
Straight-line rent and fair value lease revenue	16,510	25,246	(8,736)	(34.6%)	1,447	158	1,289	815.8%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,015	2,429	(1,414)	(58.2%)	396	—	396	100.0%

Rental revenue - cash basis	539,839	510,209	29,630	5.8%	13,851	13,171	680	5.2%
Less:
Operating expenses and real estate taxes	201,352	192,002	9,350	4.9%	4,064	3,739	325	8.7%
Add:
Straight-line ground rent expense (4)	1,147	1,248	(101)	(8.1%)	—	—	—	—

Net Operating Income (5) - cash basis	$339,634	$319,455	$20,179	6.3%	$9,787	$9,432	$355	3.8%

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-14	30-Sep-13	Change	Change	30-Sep-14	30-Sep-13	Change	Change
Rental Revenue	$578,400	$547,735			$17,320	$16,145
Less Termination Income	8,164	1,380			—	—

Rental revenue - subtotal	570,236	546,355	$23,881	4.4%	17,320	16,145	$1,175	7.3%
Operating expenses and real estate taxes	205,416	195,741	9,675	4.9%	10,853	9,487	1,366	14.4%

Net Operating Income (2)	$364,820	$350,614	$14,206	4.1%	$6,467	$6,658	$(191)	(2.9%)

Rental revenue - subtotal	$570,236	$546,355			$17,320	$16,145
Less:
Straight-line rent and fair value lease revenue	17,957	25,404	(7,447)	(29.3%)	79	94	(15)	(16.0%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,411	2,429	(1,018)	(41.9%)	—	—	—	—

Rental revenue - cash basis	553,690	523,380	30,310	5.8%	17,241	16,051	1,190	7.4%
Less:
Operating expenses and real estate taxes	205,416	195,741	9,675	4.9%	10,853	9,487	1,366	14.4%
Add:
Straight-line ground rent expense (4)	1,147	1,248	(101)	(8.1%)	522	537	(15)	(2.8%)

Net Operating Income (5) - cash basis	$349,421	$328,887	$20,534	6.2%	$6,910	$7,101	$(191)	(2.7%)

	Unconsolidated Joint Ventures				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-14	30-Sep-13	Change	Change	30-Sep-14	30-Sep-13	Change	Change
Rental Revenue	$20,680	$18,917			$616,400	$582,797
Less Termination Income	1,790	—			9,954	1,380

Rental revenue - subtotal	18,890	18,917	$(27)	(0.1%)	606,446	581,417	$25,029	4.3%
Operating expenses and real estate taxes	7,705	7,691	14	0.2%	223,974	212,919	11,055	5.2%

Net Operating Income (2)	$11,185	$11,226	$(41)	(0.4%)	$382,472	$368,498	$13,974	3.8%

Rental revenue - subtotal	$18,890	$18,917			$606,446	$581,417
Less:
Straight-line rent and fair value lease revenue	22	183	(161)	(88.0%)	18,058	25,681	(7,623)	(29.7%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	105	—	105	100.0%	1,516	2,429	(913)	(37.6%)

Rental revenue - cash basis	18,973	18,734	239	1.3%	589,904	558,165	31,739	5.7%
Less:
Operating expenses and real estate taxes	7,705	7,691	14	0.2%	223,974	212,919	11,055	5.2%
Add:
Straight-line ground rent expense (4)	—	—	—	—	1,669	1,785	(116)	(6.5%)

Net Operating Income (5) - cash basis	$11,268	$11,043	$225	2.0%	$367,599	$347,031	$20,568	5.9%

(1)	Includes 100% share of consolidated joint ventures. Same store consolidated joint venture properties includes Times Square Tower, Fountain Square, 505 9th Street and 767 Fifth Avenue (The GM Building).
(2)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 11. For additional information related to second generation transaction costs, see page 43.
(4)	For additional information, see page 6.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

Third Quarter 2014

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2014

	Office	Office/Technical	Total
Vacant space available @ 7/1/2014 (sf)	2,704,890	138,727	2,843,617
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	852,641 (1)	—	852,641
Leases expiring or terminated 7/1/2014-9/30/2014 (sf)	1,004,864	61,500	1,066,364

Total space available for lease (sf)	4,562,395	200,227	4,762,622

1st generation leases (sf)	357,789	—	357,789
2nd generation leases with new tenants (sf)	404,129	64,370	468,499
2nd generation lease renewals (sf)	532,377	31,062	563,439

Total space leased (sf)	1,294,295	95,432	1,389,727 (2)

Vacant space available for lease @ 9/30/2014 (sf)	3,268,100	104,795	3,372,895

Net (increase)/decrease in available space (sf)	(563,210)	33,932	(529,278)

Second generation leasing information: (3)
Leases commencing during the period (sf)	936,506	95,432	1,031,938
Average lease term (months)	88	50	85
Average free rent period (days)	79	82	79
Total transaction costs per square foot (4)	$48.97	$18.74	$46.17
Increase (decrease) in gross rents (5)	13.37%	19.30%	13.74%
Increase (decrease) in net rents (6)	20.36%	25.35%	20.72%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (5)	Incr (decr) in 2nd gen. net cash rents (6)	Total Leased (7)	Total square feet of leases executed in the quarter (8)
Boston	—	205,845	15.82%	27.12%	205,845	975,802
New York (9)	297,501	442,093	16.41%	25.41%	739,594	592,280
San Francisco	60,288	180,225	25.76%	36.52%	240,513	120,840
Washington, DC	—	203,775	(1.63%)	(2.35%)	203,775	202,237

	357,789	1,031,938	13.74%	20.72%	1,389,727	1,891,159

(1)	Total square feet of properties placed in service in Q3 2014 consist of 749,492 square feet at 250 West 55th Street and 103,149 square feet at 680 Folsom Street.
(2)	Details of 1st and 2nd generation space is located in chart below.
(3)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,031,938 square feet of second generation leases that commenced in Q3 2014, leases for 885,892 square feet were signed in prior periods.
(4)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(5)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 869,019 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 869,019 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(7)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(8)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 146,046.
(9)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

Third Quarter 2014

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2014	Q2 2014	Q1 2014	2013	2012	2011
Recurring capital expenditures	$12,691	$9,654	$7,694	$51,026	$23,774	$29,334
Planned non-recurring capital expenditures associated with acquisition properties	1,559	4,444	3,339	20,506	22,287	4,358
Hotel improvements, equipment upgrades and replacements	514	495	1,557	2,070	896	4,010	(1)

	$14,764	$14,593	$12,590	$73,602	$46,957	$37,702

(1)	Includes approximately $1,845 of retail tenant improvements.

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2014	Q2 2014	Q1 2014	2013	2012	2011
Office
Square feet	936,506	998,599	870,409	3,554,632	3,572,825	4,116,436

Tenant improvements and lease commissions PSF	$48.97	$21.10	$27.80	$37.54	$45.31	$30.32

Office/Technical
Square feet	95,432	106,332	48,149	55,456	59,788	184,849

Tenant improvements and lease commissions PSF	$18.74	$15.23	$23.65	$2.02	$3.94	$23.97

Average tenant improvements and lease commissions PSF	$46.17	$20.54	$27.59	$36.99	$44.63	$30.05

Boston Properties, Inc.

Third Quarter 2014

ACQUISITIONS/DISPOSITIONS

as of September 30, 2014

ACQUISITIONS

For the period from January 1, 2014 through September 30, 2014

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment		Percentage Leased
501 K Street (50% ownership interest)	April 10, 2014	N/A	$39,000,000	$—	$39,000,000	(1)	N/A
Annapolis Junction Building Eight (50% ownership interest)	April 30, 2014	125,000	5,400,000	13,100,000	18,500,000		0%

Total Acquisitions		125,000	$44,400,000	$13,100,000	$57,500,000		0%

(1)	On April 10, 2014, the Company entered into a joint venture with an unrelated third party to acquire a parcel of land located at 501 K Street in Washington, DC. The Company anticipates the land parcel will accommodate an approximate 520,000 square foot Class A office property to be developed in the future. The joint venture partner contributed the land for a 50% interest in the joint venture and the Company contributed cash of approximately $39.0 million for its 50% interest. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting.

DISPOSITIONS

For the period from January 1, 2014 through September 30, 2014

Property	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
Mountain View Technology Park and Mountain View Research Park Building Sixteen	July 29, 2014	198,410	$92,144,000	$91,187,000	$36,426,000
One Reston Overlook (eminent domain sale of a portion of the land)	August 20, 2014	N/A	2,611,000	2,611,000	1,229,000
Broad Run Business Park (land parcel subject to ground lease)	August 22, 2014	N/A	9,812,000	9,744,000	4,282,000

Total Dispositions		198,410	$104,567,000	$103,542,000	$41,937,000

Boston Properties, Inc.

Third Quarter 2014

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2014

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 9/30/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	125,000	$12,252,965	$17,500,000	$11,000,000	$7,020,383	$1,267,418	100%	—
690 Folsom Street	Q1 2015	Q4 2015	San Francisco, CA	1	26,270	10,478,323	17,900,000	—	—	7,421,677	—	—
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	4,182,444	40,410,000	—	—	36,227,556	100%	—
Annapolis Junction Building Eight (50% ownership)	Q1 2016	Q1 2016	Annapolis, MD	1	125,000	10,498,351	18,500,000	13,000,000	4,260,232	—	—	—
99 Third Avenue Retail	Q4 2015	Q2 2016	Waltham, MA	1	16,500	8,109,578	16,900,000	—	—	8,790,422	84%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	167,590,267	215,000,000	—	—	47,409,733	34%	—
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	11,317,538	100,400,000	—	—	89,082,462	62%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	209,716,685	360,760,000	—	—	151,043,315	83%	—
888 Boylston Street	Q1 2016	Q4 2017	Boston, MA	1	425,000	27,136,924	271,500,000	—	—	244,363,076	30%	—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	329,417,192	1,073,500,000	—	—	744,082,808	51%	—

Total Properties under Construction				10	3,277,770	$790,700,267	$2,132,370,000	$24,000,000	$11,280,615	$1,329,688,467	54%	0%

PROJECTS PLACED IN-SERVICE DURING 2014

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 9/30/2014(2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
680 Folsom Street	Q2 2014	Q3 2014	San Francisco, CA	2	524,793	$333,120,520	$340,000,000	$—	$—	$6,879,480	98%	100%
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	987,808	935,333,272	1,050,000,000	—	—	114,666,728	77%	100%
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,168	114,409,385	137,250,000	—	—	22,840,615	72%	100%
The Avant at Reston Town Center - Retail				—	26,179	—	—	—	—	—	100%	100%

Total Projects placed in Service				4	1,867,948	$1,382,863,177	$1,527,250,000	$—	$—	$144,386,823	82%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (6)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (7)
North First Business Park	San Jose, CA	5	190,636	100.0%	$15.55	N	S	683,000

Total Properties held for Re-Development		5	190,636	100.0%	$15.55			683,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of October 24, 2014, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(7)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

Third Quarter 2014

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2014

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA (3)	14.9	920,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	358.0	8,988,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2014

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (4)	134.1	1,650,000
Cambridge, MA (5)	—	207,500

	134.1	1,857,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	Includes an additional 460,000 of developable square footage at our Zanker Road project.
(3)	The Company closed on the sale of a 3.5 acre parcel with 129,000 developable square feet on October 24, 2014 for a sale price of $14,332,500.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(5)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2014

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting from FFO non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of performance-based awards (OPP Awards and MYLTIP Awards) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include performance-based awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2014

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less discontinued operations and gains on sales of real estate, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, gains on consolidation of joint ventures, interest and other income, gains (losses) from investments in securities and gains (losses) from early extinguishments of debt. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 38 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Third Quarter 2014

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.